UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: October 14, 2016
(Date of earliest event reported)
Sierra Monitor Corporation
(Exact name of registrant as specified in its charter)
CA	000-7441	95-2481914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1991 Tarob Court, Milpitas, CA	95035
(Address of principal executive offices)	(Zip Code)
408-262-6611
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
Press Release of Sierra Monitor Corporation dated October 14, 2016
(d) Exhibits
Press Release of Sierra Monitor Corporation dated October 14, 2016

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 14, 2016	Sierra Monitor Corporation By: /s/ Varun Nagaraj Varun Nagaraj President and CEO

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Sierra Monitor Corporation dated October 14, 2016